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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                              CSS INDUSTRIES, INC.
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                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

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                                            June 30, 2003


Dear Stockholder:

We have recently sent to you proxy materials relating to our 2003 Annual Meeting of Stockholders, which will be held at The Rittenhouse, 210 W. Rittenhouse Square, Philadelphia, Pennsylvania on Wednesday, August 6, 2003 at 9:30 a.m., local time.

Please note that the proxy card relating to the meeting erroneously refers to the time of the meeting as 10:00 a.m. As stated in the Notice of Annual Meeting of Stockholders, the time of the meeting is 9:30 a.m., local time.

Despite the erroneous time reference, we will honor all properly completed and submitted proxy cards. For your convenience, we are enclosing another proxy card that specifies the correct time. However, if you have already submitted your proxy card, you need not submit another proxy card.

                                            Sincerely,



                                            Stephen V. Dubin
                                            Executive Vice President, Secretary
                                              and General Counsel

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                        ANNUAL MEETING OF STOCKHOLDERS OF


                              CSS INDUSTRIES, INC.

                                 August 6, 2003



                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.
           |                                                       |
           v    Please detach and mail in the envelope provided.   v
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

| |   40800000000000000000 8                                       080603

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   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
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
 1.Election of Directors:                                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL
                                                                                                      NOMINEES".


                                  NOMINEES:
| |  FOR ALL NOMINEES             James H. Bromley
                                  Stephen V. Dubin
                                  David J.M. Erskine
| |  WITHHOLD AUTHORITY           Jack Farber
     FOR ALL NOMINEES             Leonard E. Grossman
                                  James E. Ksansnak
| |  FOR ALL EXCEPT               Rebecca C. Matthias
     (See instructions below)     Michael L. Sanyour


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and write the nominee name(s) below:

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________________________________________________________________________________













________________________________________________________________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
submitted via this method.                                               | |
________________________________________________________________________________


Signature of Stockholder_____________________________Date________Signature of Stockholder_____________________________Date__________

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              CSS INDUSTRIES, INC.


          The undersigned hereby appoints Jack Farber, Leonard E. Grossman and Michael L. Sanyour, and each of them acting singly, proxies of the undersigned stockholder with full power of substitution to each of them, to vote all shares of Common Stock of CSS Industries, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Rittenhouse, 210 West Rittenhouse Square, Philadelphia, PA 19103, on Wednesday, August 6, 2003, at 9:30 a.m. (local time) and any adjournments thereof.


          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the holders of this Proxy upon such other matters as may properly come before the annual meeting or any adjournments thereof. With respect to the election of directors, where a box is not completed, this Proxy will be voted "FOR ALL NOMINEES."


  THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN AND DATE THIS PROXY
        ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                (Continued and to be signed on the reverse side)

                                                                           14475